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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:                  March 28, 1997
                   -------------------------------------------------------------

       Norwest Auto Receivables Corporation, Norwest Auto Trust 1996-A
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            (Exact name of registrant as specified in its charter)

         Delaware                   333-07981                51-0378359
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

    Norwest Center, Sixth and Marquette, Minneapolis, Minnesota  55479-1026
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            (Address of principal executive offices)             (zip code)

Registrant's telephone number, including area code          (612) 667-8655
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      Norwest Auto Receivables Corporation, as originator of the Norwest Auto Trust 1996-A, is filing this current report on Form 8-K to place on file with the Securities and Exchange Commission the exhibits listed on the Exhibit Index attached hereto.





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                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                NORWEST AUTO RECEIVABLES
                                     CORPORATION


March 28, 1997                  By:  /s/  Jerome W. Fons III
                                    ---------------------------------
                                          Vice President
                                    ---------------------------------






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                                 EXHIBIT INDEX


Exhibit
Number                                  Description
-------                                 -----------
 99.1 Distribution Statement and Servicer Certificate for the Distribution Date of 12/16/96 and Collection Period 10/25/96-11/30/96

 99.2 Distribution Statement and Servicer Certificate for the Distribution Date of 1/15/97 and Collection Period 12/1/96-12/31/96

 99.3 Distribution Statement and Servicer Certificate for the Distribution Date of 2/18/97 and Collection Period 1/1/97-1/31/97

 99.4 Distribution Statement and Servicer Certificate for the Distribution Date of 3/17/97 and Collection Period 2/1/97-2/28/97






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